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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005

                             HARLEYSVILLE GROUP INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    0-14697               51-0241172
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)       Identification No.)

     355 Maple Avenue, Harleysville, Pennsylvania                 19438
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       (Address of principal executive offices)                 (Zip Code)

                                 (215) 256-5000
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               Registrant's telephone number, including area code

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 17, 2005, Harleysville Group Inc. issued a press release reporting its fourth quarter and full year 2004 results (furnished hereunder as Exhibit 99.1 and incorporated herein).

        The information provided in this Form 8-K, Item 2.02, Results of Operations and Financial Condition, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"),or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

        In addition to disclosing results that are determined in accordance with
U. S. generally accepted accounting principles (GAAP), the company also discloses non-GAAP information on operating earnings. Management believes information on operating earnings is useful to investors. Management has historically employed operating earnings as a valuable measurement of the underlying profitability of the Company's insurance operations since it excludes the impact of the Company's investment results.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release "Harleysville Group Reports Fourth Quarter and Year-End 2004 Results" dated February 17, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARLEYSVILLE GROUP INC.
                                          Registrant

                                          /s/Bruce J. Magee
February 17, 2005                         ----------------------------
                                          Bruce J. Magee
                                          Senior Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release dated February 17, 2005 of Harleysville
              Group Inc. (furnished pursuant to Item 2.02 hereof).